EXHIBIT 32.2

CERTIFICATION OF PERIODIC REPORT

          I, Roderick de Greef, Chief Financial Officer of Cardiac Science, Inc. (the “Company”), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

(1)

the Quarterly Report on Form 10-Q of the Company for the quarterly period ended June 30, 2003 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 780(d)); and

(2)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated:     August 14, 2003

/s/ RODERICK DE GREEF

Roderick de Greef Chief Financial Officer